Short term investments - available for sale	12 Months Ended
Dec. 31, 2012
Short term investments - available for sale
3. Short term investments - available for sale

	December 31,	December 31,
	2012	2011
	(in thousands)

At start of year	$54,940	$-
Additions	102,575	56,000
Disposals	(82,193)	(438)
Unrealized capital gain/(loss) - investments	861	(622)

At end of year	$76,183	$54,940

The Company classifies its short term investments as available for sale.  Short term investments comprise highly liquid investments with maturities of greater than three months and minimum “A” rated fixed and floating rate securities.  The investments are reported at fair value with unrealized gains or losses reported in a separate component of shareholders’ equity.  Any differences between the cost and fair value of investments are represented by accrued interest. The fair value of short term investments are represented by level 1 fair value measurements – quoted prices in active markets for identical assets.